Exhibit 99.23

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
November 30, 1998



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              5.5113%



        Excess Protection Level
          3 Month Average   5.32%
          November, 1998   5.68%
          October, 1998   5.93%
          September, 1998   4.35%


        Cash Yield                                  17.96%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.33%


        Over 35 Day Delinquency                      5.37%


        Seller's Interest                            9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $40,339,382,471.40


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $3,787,462,952.91